UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20509

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

[X]	Filed by the Registrant
[_]	Filed by a Party other than the Registrant

Check the appropriate box:

[_]	Preliminary Proxy Statement	[_]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]	Definitive Proxy Statement
[_]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to Rule 14a-12

TELTRONICS, INC.

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amounton which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[_]	Fee paid previously with preliminary materials.
[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Teltronics, Inc.
2150 Whitfield Industrial Way
Sarasota, Florida 34243

Dear Stockholders:

        It is my pleasure to invite you to attend the 2004 Annual Meeting of Stockholders to be held at the principal executive offices of the Company, 2150 Whitfield Industrial Way, Sarasota, Florida 34243 at 10:00 a.m. on September 28, 2004. The doors will open at 9:30 a.m.

        Your vote is important. To be sure your shares are voted at the Annual Meeting, even if you are unable to attend in person, please sign and return the enclosed proxy card(s) as promptly as possible. This will not prevent you from voting your shares in person if you do attend.

        The Annual Meeting of Stockholders will be held to consider and take action with regard to the election of five directors, the ratification of the selection of the Company's auditors and any other business that may properly come before the Annual Meeting.

        Complete details are included in the accompanying proxy statement.

/s/ EWEN R. CAMERON Ewen R. Cameron President and Chief Executive Officer

Sarasota, Florida
August 27, 2004

Teltronics, Inc.
2150 Whitfield Industrial Way
Sarasota, Florida 34243

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF TELTRONICS, INC.

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Teltronics, Inc. ("Company") will be held at the principal offices of the Company, 2150 Whitfield Industrial Way, Sarasota, Florida 34243 on September 28, 2004 at 10:00 a.m., to consider and take action with regard to the following:

        1.      The election of five (5) directors of the Company to serve until the next Annual Meeting of the Stockholders and the election or appointment and qualification of their successors.

         2.     The ratification of the selection of Kirkland, Russ, Murphy & Tapp P.A., Independent Certified Public Accountants, as auditors of the Company for the current fiscal year.

         3.     The ratification of the 2005 Incentive Stock Option Plan.

         4.     The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

        FURTHER NOTICE IS HEREBY GIVEN that the stock transfer books of the Company will not be closed, but only stockholders of record at the close of business on August 6, 2004 will be entitled to notice of and to vote at the Annual Meeting.

        STOCKHOLDERS WHO WILL BE UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON MAY ATTEND THE MEETING BY PROXY. SUCH STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE ENCLOSED.

By Order of the Board of Directors /s/ EWEN R. CAMERON Ewen R. Cameron President, CEO and Assistant Secretary

August 27, 2004

TELTRONICS, INC.
2150 Whitfield Industrial Way
Sarasota, Florida 34243

August 27, 2004

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
2004

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Teltronics, Inc. ("Company") of proxies for use at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company at 2150 Whitfield Industrial Way, Sarasota, Florida 34243 on September 28, 2004 at 10:00 a.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. In addition to solicitation by mail, solicitations may be made by personal interview, telephone, telegram or other electronic means by Directors, officers and other regular employees of the Company. The cost of this proxy solicitation will be borne by the Company. The Company will also reimburse persons holding stock for others in their names or those of their nominees for their reasonable expenses in sending proxy material to their principals and obtaining their proxies. The Company will use the services of Computershare Investor Services, 350 Indiana Street, Suite 800, Golden, Colorado 80401 to aid in solicitation of proxies at an anticipated fee of $4,500 plus reasonable expenses. It is contemplated that this Proxy Statement first will be sent to Stockholders on or about August 27, 2004.

If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions contained therein. Any proxy given pursuant to this solicitation may be revoked by the stockholder, at any time prior to its use, by the stockholder voting in person at the meeting, by submitting a proxy bearing a date subsequent to the date on the proxy to be revoked or by written notice to the Secretary of the Company. If proxies are signed and returned without voting instructions, the shares represented by the proxies will be voted as recommended by the Board of Directors.

The Board of Directors has fixed the close of business on August 6, 2004 as the record date for determining the holders of voting stock entitled to notice of and to vote at the Annual Meeting. On August 16, 2004, the Company had outstanding and entitled to vote at the Annual Meeting a total of 7,861,539 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters to be brought before the Annual Meeting. On August 16, 2004, the Company had outstanding and entitled to vote at the Annual Meeting a total of 100,000 shares of Series A Preferred Stock entitled to four hundred votes per share on all matters to be brought before the Annual Meeting, 12,625 shares of Series B Preferred Convertible Stock entitled to one vote per share of Common Stock into which the Series B Preferred Convertible Stock is convertible as of the record date on all matters to be brought before the Annual Meeting and 40,000 shares of Series C Preferred Convertible Stock entitled to one vote per share of Common Stock into which the Series C Preferred Convertible Stock is convertible as of the record date on all matters to be brought before the Annual Meeting. On August 16, 2004, the outstanding shares of Series B Preferred Convertible Stock were convertible into 721,429 shares of Common Stock and the outstanding shares of Series C Preferred Convertible Stock were convertible into 1,454,545 shares of Common Stock.

The Company's Bylaws provide that the holders of a majority of the issued and outstanding shares of Common Stock outstanding on the record date for the Annual Meeting of Stockholders must be present or represented at the meeting in order to have a quorum for the transaction of business. Abstentions (votes "withheld") will be counted as present for purposes of determining the presence of a quorum. A proxy submitted by an institution such as a broker or bank that holds shares for the account of a beneficial owner may indicate that all or a portion of the shares represented by that proxy are not being voted with respect to a particular matter. This could occur, for example, when the broker or bank is not permitted to vote those shares in the absence of instructions from the beneficial owner of the stock. These "broker non-votes" will be considered shares not present and, therefore, not entitled to vote on that matter, although these shares may be considered present and entitled to vote for other purposes. If a quorum is present and voting, the five nominees for director receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Abstentions and broker non-votes will have no effect on the election of directors. Shares represented by proxies which are present and entitled to vote on a matter but which have elected to abstain from voting on that matter will have the effect of votes against each proposal abstained from, other than election of directors. Broker non-votes will not affect the determination of the outcome of the vote on any matter to be decided at the meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors is proposing the election of five (5) Directors to hold office until the election and qualification of their successors at the next Annual Meeting of Stockholders. Unless the proxy directs otherwise, the persons named in the enclosed form of proxy will vote for the election of the five nominees named below. If any of the nominees should be unable to serve as a Director, or for good reason will not serve, the proxy will be voted in accordance with the best judgment of the person or persons acting under it. It is not anticipated that any of the nominees will be unable to serve. In the case of a vacancy, the Board of Directors may elect another Director as a replacement or may leave the vacancy unfilled. Decisions regarding the election or appointment of new Directors during the year normally are based upon considerations such as the size of the Board and the need to obtain fresh perspectives or to replace particular skills or experience of former Directors. The nominees for Directors, their ages, their principal occupations during at least the past five years, their positions and offices with the Company and, as applicable, the date each was first elected a Director of the Company or its predecessors are as follows:

Name	Age	Position	First Elected Director Of The Company Or Predecessor
Ewen R. Cameron	51	President, Chief Executive Officer, Assistant Secretary and Director	1994
Norman R. Dobiesz	56	Senior Vice President Business Development and Director	1991
Carl S. Levine (1)	57	Director	1988
Gregory G. Barr (1)	44	Director	1999
Richard L. Stevens (1)	41	Director	2001

       (1) Member of the Audit Committee

The Company's Directors will serve until the next Annual Meeting of Stockholders or until their successors are elected or appointed and qualified. There are no family relationships among directors and executive officers of the Company.

        Ewen R. Cameron has served as President and Chief Executive Officer since July 1993 and a Director since June 1994. Prior to that, Mr. Cameron served as Managing Director of SRH plc, a European telecommunications and computer maintenance company from 1989 to 1992. From January 1978 to December 1989, Mr. Cameron served as Managing Director of Systems Reliability Europe SA/NV, a wholly owned subsidiary of SRH plc based in Brussels, Belgium. Mr. Cameron has spent the last 31 years in the computer and telecommunications industry.

         Norman R. Dobiesz has served as a Director of the Company since October 25, 1991 and is the Company's Senior Vice President, Business Development. Mr. Dobiesz has developed substantial financial and general management experience as a principal stockholder and executive of a group of privately held companies controlled by Mr. Dobiesz. Mr. Dobiesz is a principal stockholder of the Company.

         Carl S. Levine has served as a Director of the Company since July 27, 1988. Mr. Levine is an attorney who has been engaged in private practice in New York, New York from 1977. Mr. Levine is presently the senior partner in the law firm of Carl S. Levine & Associates, located in Jericho, New York. He specializes primarily in the practice of energy, environmental and tax law. Prior to entering private practice, Mr. Levine was employed as counsel for New York Regional Office of the United States Department of Energy.

         Gregory G. Barr is currently Area President of Orion Bank (formerly known as Gulf Coast National Bank), Fort Myers, Florida. Prior to that, Mr. Barr was employed as Senior Vice President, Senior Lender for SouthTrust Bank. From 1987 to 1997 Mr. Barr was employed by Barnett Bank, Inc. as Senior Vice President and Commercial Banking Manager for Manatee County. Mr. Barr has experience in Commercial Banking, Finance, Accounting and Capital Markets transactions. He is a graduate of Salem State College, Salem, Massachusetts holding a Bachelor of Science in accounting. Mr. Barr has served as a Director of the Company since June 4, 1999.

         Richard L. Stevens is the President of Richard L. Stevens, CPA, P.A., which provides tax compliance and consulting services to clients in a variety of industries. Mr. Stevens also serves as Chief Financial Officer of Payless Car Rental System, Inc., a car rental franchisor located in St. Petersburg, Florida. From 1984 to 2000, Mr. Stevens held various management positions with the international accounting firms of Grant Thornton, LLP, Coopers & Lybrand and KPMG Peat Marwick. He has experience in taxation, accounting, capital transactions and mergers and acquisitions. Mr. Stevens holds a B.S. in Business Administration from the University of Louisville and is a Certified Public Accountant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership of such securities with the SEC. Directors, officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that no Forms 5 were required for them, the Company believes that during its most recently completed fiscal year ended on December 31, 2003, all filing requirements applicable to our directors, officers and greater than 10% shareholders were satisfied.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of all of the Company's outstanding voting securities by each person owning five percent (5%) or more of such shares, by each director, by each executive officer listed in the Executive Compensation Table of this Proxy Statement, and by all directors and officers as a group as of August 16, 2004. Unless otherwise indicated, it is assumed that all shares are directly owned and that the holders thereof have sole voting and investment power with respect thereto. Except as otherwise indicated, all shares are individually held of record with sole voting and investment power.

Name of Beneficial Owner and Address		Title of Class	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (1)
Directors and Officers

Norman R. Dobiesz	(2)(4)	Common Stock	1,524,997	19.4%	(3)
2150 Whitfield Industrial Way		Preferred Series A Stock	100,000	100%
Sarasota, Florida 34243

Carl S. Levine	(2)	Common Stock	265,690	3.4%	(5)
125 Jericho Turnpike
Jericho, New York 11753

Ewen R. Cameron	(2)(4)	Common Stock	661,786	8.4%	(6)
2150 Whitfield Industrial Way
Sarasota, Florida 34243

Gregory G. Barr	(2)	Common Stock	210,000	2.7%	(7)
P. O. Box 413040
Naples, Florida 34101

Peter G. Tuckerman	(4)	Common Stock	40,567	*	(8)
2150 Whitfield Industrial Way
Sarasota, Florida 34243

Robert B. Ramey	(4)	Common Stock	70,880	*	(9)
2150 Whitfield Industrial Way
Sarasota, Florida 34243

Richard L. Stevens	(2)	Common Stock	200,000	2.5%
2150 Whitfield Industrial Way
Sarasota, Florida 34243

All Directors and Officers as a Group (7 persons)		Common Stock	2,973,920	37.8%
Greater than 5% Ownership	(10)

Finova Mezzanine Capital Corp.		Preferred Serries B
500 Church Street, Suite 200		Convertible Stock	12,625	100%
Nashville, Tennessee 37219		Common Stock	2,061,429	26.2%	(11)

Harris Corporation		Preferred Series C
1025 West NASA Boulevard		Convertible Stock	40,000	100%
Melbourne, Florida 32919		Common Stock	1,454,545	18.5%	(12)

____________________________
*  Less than one percent

(1)	Does not include an aggregate of 2,470,000 shares of Common Stock which may be issued upon exercise of incentive stock options granted or which could be granted under the Company's 1995 Incentive Stock Option Plan.
(2)	Director of the Company.
(3)	Includes 56,000 shares owned by virtue of 100% ownership of H & N Management Co., Inc. "H&N"), 1,140,100 shares owned by virtue of 100% ownership of W&D Consultants, Inc., 24,000 shares owned by virtue of 100% ownership of National Communications of Sarasota, Inc., 4,455 shares owned by virtue of 67% ownership of Whitfield Capital of Sarasota, Inc., and 30,000 exercisable stock options. Does not include 100,000 shares of Preferred Series A Stock owned by Mr. Dobiesz, each such share entitling the holder to cast 400 votes, in any matter submitted for vote of the holders of Common Stock.
(4)	Executive Officer of the Company named in the Executive Compensation Table of this Proxy Statement.
(5)	Includes: (i) 2,000 shares held by Mr. Levine's wife; (ii) 950 shares held by Mr. Levine's wife, as custodian for Mr. Levine's children, respecting which shares Mr. Levine disclaims beneficial ownership; (iii) 2,240 shares owned directly by Mr. Levine and 10,500 shares owned by the Carl S. Levine IRA; and (iv) 50,000 shares issuable upon exercise of stock options.
(6)	Includes 430,000 shares issuable upon exercise of stock options.
(7)	Includes 2,000 shares owned jointly with Mr. Barr's wife. Includes 8,000 shares issuable upon exercise of stock options.
(8)	Includes 33,000 shares issuable upon exercise of stock options.
(9)	Includes 59,000 shares issuable upon exercise of stock options.
(10)	The information concerning these 5% or greater stockholders is based solely on information contained in Schedule 13D filings each of them made with the SEC.
(11)	The Common Stock beneficial ownership assumes conversion of Preferred Convertible Stock into Common Stock at exercise price as well as exercise of applicable warrants.
(12)	The Common Stock beneficial ownership assumes conversion of Preferred Convertible Stock into Common Stock at exercise price.

Change of Control

The holders of the Preferred Convertible Series B Stock have the right to elect a majority of the Board of Directors of the Company if and whenever four quarterly dividends (whether or not consecutive) payable on the Preferred Convertible Series B Stock shall be in arrears.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

The Board of Directors has no standing committees other than its Audit Committee. The Board of Directors exercises supervision over nominating and compensation matters directly as committees of the whole. From January 1 to December 31, 2003, the Board of Directors held five (5) meetings.

The Board of Directors believes it is appropriate to handle nominating matters directly because the Board is sufficiently familiar with the Company's business and activities to assess and address the Company's needs for knowledge, experience and/or improved performance in its directors and officers.

The members of the Audit Committee of the Board of Directors during 2003 were Carl S. Levine, Gregory G. Barr, and Richard L. Stevens. The Audit Committee assists the Board of Directors in fulfilling the Board's responsibilities relating to oversight of the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the legal compliance and ethics programs established by the Board. The Board of Directors has determined that each of Messrs. Levine, Barr, and Stevens are independent, as defined in Rule 4200 (a)(15) of the NASD's listing standards. The Audit Committee met two times during 2003.

REPORT OF THE AUDIT COMMITTEE

Our management is responsible for the Company's financial reporting process, including its system of internal controls and disclosure controls and procedures, and for the preparation of the Company's consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company's independent auditors are responsible for auditing and expressing an opinion on the conformity of those financial statements. Our responsibility is to oversee, monitor, and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are neither employees of the Company nor auditors by profession. Therefore, we have relied, without independent verification, on management's representations, including those in the certifications of the financial statements that have been filed with the Securities and Exchange Commission, that the Company's financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States. We have also relied on the representations of the Company's independent auditors included in its reports. Our discussions with management and the Company's independent auditors do not ensure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent auditors are in fact "independent."

1.	The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2003 with Teltronics' management.
2.	The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380).
3.	The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with Ernst & Young LLP its independence.
4.	Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the financial statements be approved for inclusion in the Annual Report on Form 10-K for the period ended December 31, 2003 for filing with the Securities and Exchange Commission.

By the Audit Committee
Carl S. Levine,
Gregory G. Barr, and
Richard L. Stevens

EXECUTIVE COMPENSATION

        The following table sets forth the annual and long-term compensation paid by the Company during the years indicated to the Chief Executive Officer and its five (5) other, most highly paid executive officers whose total salary and bonus exceeded $100,000 for the year ended December 31, 2003 (collectively, the "Named Officers").

	Annual Compensation					Long-Term Compensation
						Awards		Payouts
Name and Principal Position	Year	Salary		Bonus	Other Annual Compen- sation (1)	Restricted Stock Awards	Securities Underlying Options/ SARs(#)	LTIP Payouts	All Other Compen- sation
Ewen R. Cameron	2003	$357,134		---	---	---	---	---	$ 28,000	(5)
President & CEO	2002	376,998		---	---	---	---	---	2,701	(3)
	2001	377,399		---	---	---	500,000	---	2,625	(3)

Norman R. Dobiesz	2003	$357,134		---	---	---	---	---	$ 28,000	(5)
Senior Vice President	2002	376,998		---	---	---	---	---	---	---
Business Development	2001	377,399		---	---	---	---	---	---	---

William L. Hutchison	2003	$ 63,520	(2)	---	---	---	---	---	---	---
Executive Vice President	2002	236,269	(2)	---	---	---	---	---	$ 2,409	(3)
& COO	2001	229,764		---	---	---	---	---	2,399	(3)

Robert B. Ramey	2003	$135,306		---	---	---	---	---	---	---
Vice President	2002	150,839		---	---	---	---	---	$ 1,666	(3)
Manufacturing	2001	130,024		---	---	---	---	---	1,980	(3)

Peter G. Tuckerman	2003	$118,634		---	---	---	---	---	---	---
Vice President	2002	119,248		---	---	---	---	---	---	---
Product Management	2001	115,021		---	---	---	---	---	---	---

Patrick G. Min	2003	$163,488		---	---	---	---	---	---	(6)
Vice President Finance,	2002	157,248		---	---	---	---	---	$ 31,122	(4)
CFO, Secretary &	2001	57,949		---	---	---	---	---	---	---
Treasurer

(1)	Certain perquisites that aggregate less than the lessor of ten percent (10%) of the total salary and bonus of any of the executive officers or $50,000 are not included.
(2)	William L. Hutchison served as Executive Vice President and COO of the Company until March 31, 2002.
(3)	Represents the Company 401(k) matching contribution.
(4)	Represents various relocation expenses in addition to the Company 401(k) matching contribution of $2,750.
(5)	Represents the value of 200,000 shares of common stock issued in 2003 for Board of Directors services.
(6)	Mr. Min resigned as Vice President Finance, Chief Financial Officer, Secretary and Treasurer July 16, 2004.

EMPLOYMENT AGREEMENTS

Effective August 31, 2001 the Company amended and restated five year employment agreements with Ewen R. Cameron, President and CEO and Norman R. Dobiesz, Senior Vice President Business Development. Both agreements were amendments and restatements of prior agreements which the Company entered into with the employees as of January 1, 1999. Each employment agreement is renewable for an additional five-year period at the employee's option and provides for a base salary of $325,000 subject to annual increases of $25,000. Either the Company or the employee may terminate the employment agreements upon the occurrence of certain events. If the Company terminates the employment of Mr. Cameron or Mr. Dobiesz, the terminated employee will be entitled to severance equal to the salary for the remaining term on the contract.

These two executives have not taken any of the annual increases to which they are entitled under the terms of their respective agreements for 2002 and 2003. The executives have also deferred a portion of their compensation along with certain other management as a part of the Company's cost containment measures.

Effective September 9, 2002 the Company entered into three-year employment agreements with Robert B. Ramey, Vice President Manufacturing and Patrick G. Min, Vice President Finance and CFO. Mr. Min resigned as Vice President Finance, CFO, Secretary and Treasurer July 16, 2004. Mr. Ramey's employment agreement is renewable for an additional three-year period unless either the employee or the Company sends notice of non-renewal to the other at least thirty days prior to the expiration date of the term. The agreement provides for a base salary of $132,000. Either the Company or the employee may terminate the employment agreement upon the occurrence of certain events. If the Company terminates the employment, the terminated employee will be entitled to severance equal to one year's salary.

Option/SAR Grants in Last Fiscal Year

Name	Number of Securities Underlying Options/SARs Granted (#)(1)	% of Total Options/SARs Granted to Employees in Fiscal Year (1)	Exercise or Base Price ($/Sh)	Expiration Date

Patrick G. Min	100,000	--	$ 0.07	1/03/2013
Robert B. Ramey	100,000	--	$ 0.07	1/03/2013
Peter G. Tuckerman	50,000	--	$ 0.07	1/03/2013
___________________ (1) Represents options only. No SARs have been granted.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-Ended (#)	Value of Unexercised In-the-Money Options/SARs at FY-End ($)(1)
			Exercisable/ Unexercisable	Exercisable/ Unexercisable
Ewen R. Cameron	--	--	30,000/0	$0/$0 (2)
	--	--	300,000/200,000	$0/$0 (2)
Norman R. Dobiesz	--	--	30,000/0	$0/$0 (3)
Peter G. Tuckerman	--	--	20,000/0	$0/$0 (4)
	--	--	3,000/2,000	$0/$0 (4)
	--	--	0/50,000	$0/$0 (4)
Robert B. Ramey	--	--	20,000/0	$0/$0 (5)
	--	--	8,000/2,000	$0/$0 (5)
	--	--	6,000/9,000	$0/$0 (5)
	--	--	0/100,000	$0/$0 (5)
Patrick G. Min	--	--	12,000/18,000	$0/$0 (6)
	--	--	0/100,000	$0/$0 (6)

(1)	Value is calculated using the difference between the option exercise price and the year-end stock price, multiplied by the number of shares subject to an option. The year-end stock price was $0.51 for each Share of our common stock.
(2)	None of the options granted to Mr. Cameron were in-the-money at December 31, 2003 because they are exercisable at prices greater than the fair market value of the Company’s Common Stock on such date.
(3)	None of the options granted to Mr. Dobiesz were in-the-money at December 31, 2003 because they are exercisable at prices greater than the fair market value of the Company’s Common Stock on such date.
(4)	None of the options granted to Mr. Tuckerman were in-the-money at December 31, 2003 because they are exercisable at prices greater than the fair market value of the Company’s Common Stock on such date.
(5)	None of the options granted to Mr. Ramey were in-the-money at December 31, 2003 because they are exercisable at prices greater than the fair market value of the Company’s Common Stock on such date.
(6)	None of these options granted to Mr. Min were in-the-money at December 31, 2003 because they are exercisable at prices greater than the fair market value of the Company’s Common Stock on such date.

DIRECTOR COMPENSATION

On August 12, 1996, the Company adopted a policy which was amended on August 13, 2002, to compensate non-employee members of its Board of Directors and Audit Committee in the amount of $2,500 plus expenses for each meeting attended in person and $1,500 for participating in each meeting via telephone conference.

On March 20, 2003, the Board approved additional compensation for each member of the Board of Directors of 200,000 shares of the Company's common stock. This additional compensation related to 2003 services.

Report by the Compensation Committee on Executive Compensation

The Company's executive compensation program is administered by the Board of Directors directly acting as the Compensation Committee of the Company, which has responsibility for all aspects of the compensation program for the executive officers of the Company. A component of overall compensation is the granting of stock options, the award of which is made by the Compensation Committee and is discussed in "Long-Term Stock Incentives," below. The Compensation Committee consists of the entire Board.

The Compensation Committee's primary objective with respect to executive compensation is to establish programs that attract, retain, and motivate key personnel who contribute to the long-term success of the Company. The Company strives to provide a comprehensive executive compensation program that is competitive and performance-based in order to attract and retain superior executive talent. In making its recommendations to the Compensation Committee, management reviews market data and assesses Teltronics' competitive position. Management established and the Compensation Committee approved the following three components of executive compensation:

  base salary;
  annual cash bonuses based upon organizational results and overall performance against plan; and
  long-term incentives in order to align the interests of the Company's executives with the long-term interests of stockholders.

Base Salaries. Base salaries have been established for the Chief Executive Officer and several other executive officers in their respective employment agreements. The Board of Directors approved employment agreements between Teltronics and Messrs. Cameron, Dobiesz, Ramey and Min. See "Executive Compensation - Employment Agreements." In determining the base salaries in employment agreements with our executive officers and for all executive officer positions, we attempted to be competitive with the average salaries of comparable executives at telecommunications companies of similar size and to reflect consideration of an officer's experience, business judgment, and role in developing and implementing the overall business strategy of Teltronics. The Committee generally attempts to set compensation of executive officers within the median of industry compensation levels. Base salaries are based upon qualitative and subjective factors and no specific formula is applied to determine the weight of each factor.

The base salary for Ewen Cameron, the Company's President and Chief Executive Officer, was set in Mr. Cameron's 1999 employment agreement. Mr. Cameron's employment agreement provides that he will receive a base compensation of $325,000 per year, to be increased January 1 of each year beginning January 1, 2000 by $25,000. Subject to approval by Mr. Cameron, the Company may pay any such increases in the form of the Company's securities. Mr. Cameron's base salary for 2003 was $357,134 as compared to $376,998 for 2002. Consistent with the Company's cost reductions over the last fiscal year, Mr. Cameron elected not to take the base salary increase in 2003 provided by his employment agreement

Base salaries paid to our executive officers who do not have employment agreements are subject to annual review and adjustment on the basis of individual and Company performance, level of responsibility, individual experience, and competitive, inflationary, and internal equity considerations. The Compensation Committee believes that for the year ended December 31, 2003, executive salaries, including the salary paid to Mr. Cameron, the Company's President and Chief Executive Officer, were in the median range of salaries paid by the companies surveyed in the Company's metropolitan area.

Annual Bonuses. Company executives are eligible to receive annual cash bonus awards to focus attention on achieving key goals pursuant to bonus plans designed to provide competitive incentive pay only in the event such objectives are met or exceeded. The objectives include specific targets for earnings as reflected in the Company's financial plan submitted by management and approved by the Compensation Committee based on a variety of factors, including viability of the target growth rate and amount of earnings appropriate to satisfy stockholder expectations. During the year ended December 31, 2003, the Compensation Committee did not award annual bonus payments.

Long-Term Incentives. Teltronics uses stock options as long-term incentives to attract and retain key personnel or reward exceptional performance. Stock options are granted periodically by the Compensation Committee and are based on both qualitative and subjective factors. Options are granted with an exercise price equal to the fair market value of Teltronics' common stock on the last market trading day prior to the date of determination (determined in accordance with the option plan) and grants made during the last fiscal year vest over a period of five years. This is designed to create an incentive to increase stockholder value over the long-term because the options will provide value to the recipient only when the price of the stock increases above the exercise price. During the year ended December 31, 2003, the Compensation Committee granted 250,000 options to executive officers and 75,000 options held by a former executive officer terminated according to their terms.

Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), with certain exceptions, limits Teltronics' deduction for compensation paid to Named Officers to $1,000,000 per covered executive per year. The Compensation Committee does not expect the deductibility of compensation paid in 2003 to any executive officer to be affected by Section 162(m). The Compensation Committee may consider alternatives to its existing compensation programs in the future with respect to qualifying executive compensation for deductibility.

By the Compensation Committee
Ewen R. Cameron
Norman R. Dobiesz
Carl S. Levine
Gregory G. Barr
Richard L. Stevens

Compensation Committee Interlocks and Insider Participation.

The Compensation Committee currently consists of Messrs. Cameron, Dobiesz, Levine, Barr and Stevens. There were no transactions during the year ended December 31, 2003 between the Company and members of the Compensation Committee or entities in which they own an interest, other than as disclosed in the sections "EXECUTIVE COMPENSATION" and "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total return on the Company's common stock as compared to the cumulative total return for the Nasdaq Stock Market Total Return Index - US Companies, and the Nasdaq Stock Market - Telecommunications Stocks Index. The Stock Performance Graph assumes $100 was invested in the stock or the index on December 31, 1998 and assumes that no dividends were paid.

Five Year Cumulative Total Return Chart
(Per $100 Invested at Fiscal Year Ending December 31,)

	1998	1999	2000	2001	2002	2003
Teltronics, Inc.	$100	$196	$ 63	$50	$ 6	$30
NASDAQ Stock Market - US Companies	100	186	113	89	61	91
NASDAQ Stock Market - Telecommunications Stock	100	203	93	47	22	37

Five Year Cumulative Total Return Graph

(Per $100 Invested at Fiscal Year Ending December 31,)

250
225
200
175
150
125
100
75
50
25
0
1998
1999
2000
2001
2002
2003
Teltronics, Inc.
NASDAQ Stock Market - US Companies
NASDAQ Stock Market - Telecommunications Stock

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Effective August 31, 2001 the Company entered into five year employment agreements with Ewen R. Cameron, President and CEO, and Norman R. Dobiesz, Senior Vice President Business Development. See Executive Compensation - Employment Agreements.

Effective September 9, 2002 the Company entered into three year employment agreements with Robert B. Ramey, Vice President Manufacturing and Patrick G. Min, Vice President Finance and CFO. See Executive Compensation - Employment Agreements.

The Company had an outstanding note payable to its President and CEO, which was paid in full plus interest at September 18, 2002 for $73,380.

The Senior Vice President Business Development personally guaranteed a portion of the Company's obligations to the lessor over the term of the Company's lease for its principal facility located in Sarasota, Florida. The Company agreed to pay 6% of the total future value of the lease payments, excluding executory costs, as consideration for this guarantee. This amount was paid during 1991. The cost of the guarantee to the Company, 6% of $7,000,000 or $420,000 has been deferred as a financing cost (prepaid lease guarantee) in the audited financial statements included in the Company's Form 10-K for the 2003 fiscal year and is amortized on a straight line basis over the term of the lease. Accumulated amortization of this amount at December 31, 2003 and 2002 was $374,958 and $347,958, respectively.

The Board of Directors recommends a vote "FOR" this proposal.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Selection of Kirkland, Russ, Murphy & Tapp P.A.

The Board of Directors has selected Kirkland, Russ, Murphy & Tapp P.A. Certified Public Accountants to audit the financial statements of the Company for the fiscal year ending December 31, 2004. The appointment of Kirkland, Russ, Murphy & Tapp was made on the recommendation of the Audit Committee. Representatives of Kirkland, Russ, Murphy & Tapp are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

In the event the stockholders fail to ratify the selection of Kirkland, Russ, Murphy & Tapp CPA, the Board of Directors will reconsider the appointment. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its stockholders.

Ratification of the selection of Kirkland, Russ, Murphy & Tapp CPA as the Company's auditors for the coming fiscal year requires the affirmative vote of a majority of the total votes cast by the holders of record of the shares present and entitled to vote at the Annual Meeting, a quorum being present.

Audit and Non-Audit Fees

For the 2003 and 2002 fiscal years, fees for services provided by Ernst & Young LLP were as follows:

	2003	2002
Audit Fees	$ 230,628	$ 162,979
Audit-Related Fees	4,500	4,600
Tax Fees	2,100	---
All Other Fees	---	---

Audit Fees billed to Teltronics by Ernst & Young LLP during the 2003 and 2002 fiscal year include the audit of Teltronics' annual financial statements and quarterly reviews of financial statements included in its quarterly reports on Form 10-Q. Audit related fees billed to Teltronics by Ernst & Young during the 2003 and 2002 fiscal years include registration statements to register shares of the Company's stock for various employee benefit plans.

Pre-approval of Services. Before the independent accountant is engaged by the Company or its subsidiaries to render audit or non-audit services, the Audit Committee (or a delegated member of the Audit Committee in the manner established by the SEC) pre-approves the engagement. The Audit Committee may establish pre-approval policies and procedures regarding the Company's engagement of the independent accountant, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service provided, and such policies and procedures do not include delegation of the Audit Committee's responsibilities under the Securities Exchange Act of 1934, as amended, to the Company's management. The Audit Committee's pre-approval of non-audit services (other than review and attest services) will not be required if such services fall within available exceptions established by the SEC.

The Board of Directors recommends a vote "FOR" this proposal.

PROPOSAL THREE

RATIFICATION OF THE 2005 INCENTIVE STOCK OPTION PLAN

There will be presented to the meeting a proposal to ratify the Company's 2005 Incentive Stock Option Plan (the "Plan"). The Board of Directors, believes that the Company's 1995 Incentive Stock Option Plan, scheduled to expire in 2005, has been a valuable component of the Company's compensation structure. In order to continue the availability of this form of compensation, the Compensation Committee has recommended and the Board on August 19, 2004 adopted the Plan. The Plan is not an extension or amendment of the Company's 1995 Incentive Stock Option Plan. The Company expects that stock options available under the Plan will enhance the Company's ability to retain the services of outstanding personnel and encourage such employees to have a greater financial investment in the Company.

The proposed Plan is set forth in Exhibit A. Primary aspects of the proposed Plan are summarized below, provided however that such summary is qualified in its entirety by reference to the detailed terms and conditions of the Plan.

The Plan authorizes the Board of Directors to grant incentive stock options under the Internal Revenue Code of 1986, as amended, to key employees of the Company or its subsidiaries. At the date of this Proxy Statement there are approximately 220 employees eligible to participate in the Plan.

The Plan will be administered by the Compensation Committee of Board of Directors which will have full power and authority to designate Participants, to determine the terms and provisions of respective option agreements (which need not be identical) and to interpret the provisions of the Plan. Any decision reduced to writing and signed by a majority of the Board members shall be fully effective as if it had been made by a majority at a meeting duly held. No member of the Board shall be liable for any action or determination made in good faith in connection with administration of the Plan.

The aggregate number of shares of the Company's Common Stock that may be issued or transferred to grantees under the Plan shall not exceed 1,000,000 shares. If there is a stock split, stock dividend or other relevant change affecting the Company's shares, appropriate adjustments will be made in the number of shares that may be issued or transferred in the future and in the number of shares and price in all outstanding grants made before such event. If shares under a grant are not issued or transferred, those shares would again be available for inclusion in future grants. On August 19, 2004 the closing bid price of the Company's Common Stock on the National Association of Securities Dealers, Inc. Over-the-Counter Bulletin Board was $0.15.

The stock options the Plan authorizes the Company to grant are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended. The term of an option shall be fixed by the Board. The option price shall not be less than the fair market value of the Company's Common Stock on the date of grant, unless the grantee is the holder of more than 10% of the voting power of all classes of stock of the Company, in which case the option price shall not be less than 110% of the fair market value of the stock on the date of grant and the option shall state it is not exercisable after the expiration of five years from the date the option is granted.

Federal Income Tax Consequences

The following discussion summarizes the general income tax consequences under the laws of the United States to the Company and to Participants exercising options under the Plan. This discussion does not purport to deal with all relevant aspects of U.S. taxation. Shareholders are advised to consult their own tax advisors regarding the United States income tax consequences of exercising options granted under the Plan and holding and disposing of the shares of Common Stock they receive upon exercise, as well as any consequences arising under state and local tax laws or the tax laws of jurisdictions outside the United States.

The grant of an incentive stock option would not result in income for the grantee or in a deduction for the Company.

The exercise of an incentive stock option would not result in income for the grantee so long as the grantee does not dispose of the shares within two years after the date of grant or one year after the transfer of shares upon exercise, provided that: (i) if the grantee's employment is terminated for any reason other than death, disability or normal retirement, the option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the option or the date of termination; (ii) if the grantee dies during the term of his employment, the option granted to him shall lapse to the extent unexercised on the earlier of the expiration date or the date one year following the date of the grantee's death; (iii) if the grantee is permanently and totally disabled within the meaning of Section 22(c)(3) of the Internal Revenue Code of 1986, as amended, the option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the option or one year following the date of such disability; and (iv) if the grantee retires from employment in the normal course, the option granted to him shall lapse to the extent unexercised on the earlier of the expiration date of the option or three months following the date of retirement. If these requirements are met, the basis of the shares upon later disposition would be the option price. Any gain upon disposition qualifying with these requirements will be taxed to the employee as long-term capital gain and the Company would not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an item of tax preference to the employee, potentially subject to the alternative minimum tax.

If the grantee makes a disposition of the shares which does not qualify with either of these holding requirements, the grantee would recognize ordinary income and the Company would be entitled to a deduction equal to the lesser of the fair market value of the shares on the exercise date minus the option price or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion would be taxable as long-term or short-term capital gain.

Other Information

Upon ratification by the Company's stockholders, the Plan will be effective as of May 1, 2005 and will terminate ten (10) years after the date of ratification by the stockholders, unless terminated earlier by the Board of Directors or extended by the Board with approval of the stockholders. The Board may amend the Plan as it deems advisable but, if the Securities Exchange Act of 1934 or the Internal Revenue Code of 1986, as amended, requires the Company to obtain stockholder approval, then such approval will be sought. Employees who will participate in the Plan in the future and the amounts of their allotments are to be determined by the Board of Directors subject to any restrictions outlined above. As of August 27, 2004, the Company has not issued and has no specific plans to issue any options under the Plan.

The Board of Directors recommends a vote "FOR" this proposal.

PROPOSALS OF STOCKHOLDERS FOR 2004 ANNUAL MEETING

The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 ("Rule 14a-8") for inclusion in the Company's proxy statement for its 2005 Annual Meeting of Shareholders is April 29, 2005 (unless the date of the 2004 Annual Meeting is not held within 30 days of September 28, 2005. in which case the deadline will be a reasonable time before we begin to print and mail the proxy material for the 2005 Annual Meeting of Stockholders). Notice to the Company of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely. If the Board chooses to present your proposal despite its untimeliness, the persons named in proxies solicited by the Board of Directors of the Company for its 2005 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal if received by the Company after April 29, 2005.

OTHER BUSINESS

The Board of Directors knows of no other matters to be voted upon at the Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their own judgment.

ADDITIONAL INFORMATION

Copies of the 2003 Annual Report of the Company have been mailed to stockholders. Additional copies of the Annual Report, as well as this Proxy Statement, Proxy Card(s), and Notice of Annual Meeting of Stockholders, may be obtained upon written request from Ewen R. Cameron, President & Chief Executive Officer, Teltronics, Inc., 2150 Whitfield Industrial Way, Sarasota, Florida 34243.

A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K, EXCLUSIVE OF EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS, BENEFICIALLY OR OF RECORD ON AUGUST 6, 2004, UPON WRITTEN REQUEST TO THE PRESIDENT & CHIEF EXECUTIVE OFFICER AT THE ADDRESS NOTED ABOVE.

BY ORDER OF THE BOARD OF DIRECTORS /s/ EWEN R. CAMERON Ewen R. Cameron President, CEO and Assistant Secretary

Exhibit A

TELTRONICS, INC.
2005 INCENTIVE STOCK OPTION PLAN

I.        PURPOSE

        The purposes of this Plan are to encourage stock ownership by key employees of Teltronics, Inc. (the "Company") and its Subsidiaries, to provide an incentive for such employees to expand and improve the profits and prosperity of the Company and its Subsidiaries, and to assist the Company and its Subsidiaries in attracting and retaining key personnel through the grant of Options to purchase shares of the Company's common stock.

        The Company intends that stock options granted under this Plan (the "Options") will qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

II.        DEFINITIONS

        Unless otherwise required by the context:

        A.     "Board" shall mean the Board of Directors of the Company.
        B.     "Company" shall mean Teltronics, Inc., a Delaware corporation.
        C.     "Code" shall mean the Internal Revenue Code of 1986, as amended.
        D.     "Option" shall mean a right to purchase Stock, granted pursuant to the Plan.
        E.     "Option Price" shall mean the purchase price for Stock under an Option, as determined in Section VI below.
        F.     "Participant" shall mean an employee or director if an employee of the Company, or of any Subsidiary of the Company, to whom an Option is granted under the Plan.
        G.     "Plan" shall mean this Teltronics, Inc. 2005 Incentive Stock Option Plan.
        H.     "Stock" shall mean the common stock of the Company.
        I.      "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company, if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty (50) percent or more of the total combined voting power of all classes of Stock in one of the other corporations in such chain.

III.         STOCK TO BE OPTIONED

        Subject to the provisions of Section X of the Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan is 1,000,000 shares. These shares may consist either in whole or in part of shares of the Company's authorized but unissued common shares or shares of the Company's authorized and issued common shares reacquired by the Company and held by its treasury, and such amount of shares shall be and is hereby reserved for sale for such purpose. If an Option granted under the Plan for any reason ceases to be exercisable in whole or in part, the shares which were subject to any such Option but as to which the Option ceases to be exercisable shall be available for further Options to be granted under the Plan. Should any Option granted under the Plan expire or be terminated or relinquished unexercised for any reason, the shares which were subject to such Option shall again be available for issuance under the Plan.

        The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of its Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Stock as to which the requisite authority has not been obtained.

IV.        ADMINISTRATION

        The Plan shall be administered by the Board of Directors ("Board") of the Company or a Committee appointed by the Board ("Committee"). The Board or Committee shall have full power and authority to designate Participants, to determine the terms and provisions of respective option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. All decisions and selections made by the Board or the Committee pursuant to the provisions of the Plan shall be made by a majority of the Board's or Committee's members. Any decision reduced to writing and signed by a majority of the Board's or Committee's members shall be fully effective as if it had been made by a majority at a meeting duly held. The Board or Committee shall have the authority to grant in its discretion to the holder of an outstanding Option in exchange for the surrender and cancellation of such Option, a new Option having a purchase price lower than provided in the Option so surrendered and canceled and containing such other terms and conditions as the Board or Committee may prescribe in accordance with the provisions of the Plan.

        The interpretation and construction of any provision of the Plan and the establishment and amendment of rules and regulations for its administration by the Board or Committee shall be final. No member of the Board or Committee shall be liable for any action or determination made by him in good faith and the Company shall indemnify such member who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, by reason of the fact that he is or was a member of such Board or Committee, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such member in connection with such action, suit or proceeding, if he acted in good faith.

V.        ELIGIBILITY

         The persons eligible for participation in the Plan as recipients of Options shall include only individuals who at the time of grant, are employees and directors who are employees of the Company or of any Subsidiary of the Company. A person who has been granted an Option hereunder may be granted an additional Option or Options, if the Board or Committee shall so determine.

         Options may be awarded at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Board or Committee shall determine.

VI.        OPTION PRICE

         The purchase price for Stock under each Option shall be determined as described in Section IV of the Plan, by the Board or Committee, but in no event less than 100 percent of the fair market value of the Stock, if any, on the date the Option is granted except that in the case of an option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary of the Company (a "10% Stockholder"), the purchase price shall not be less than 100% of the fair market value of the Stock, if any, on the date the Option is granted.

         The purchase price of the shares as to which an Option is exercised shall be paid in the manner determined by the Board or Committee. The holders of Options shall not be or have any of the rights or privileges of a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares shall have been issued by the Company to such holders.

         The Board or Committee, in their discretion, may determine that payment upon the exercise of an Option may be made with shares of the Company owned by the Optionee having a fair market value on the exercise date equivalent to the amount which would otherwise be payable, or any combination of cash, notes and/or such shares equivalent to such amount.

VII.        OPTION PERIOD

         Each Option shall expire at such time as the Board or Committee may determine when such Option is granted, and no Option shall have a term which shall extend more than ten years from the date such Option is granted. Each Option shall be subject to earlier termination as provided elsewhere in this Plan. The Options granted under this Plan shall terminate and be of no force and effect with respect to any shares not previously taken up by Participant upon the expiration of ten (10) years from the date of granting of each Option. In the case of an Option granted to a 10% Stockholder, such Option, by its terms, shall be exercisable only within five (5) years from the date of grant.

         If the Company is reorganized, or merged or consolidated with another corporation while unexercised Options remain outstanding under the Plan, there shall be substituted for the shares subject to the unexercised portions of such outstanding Options a proportionately adjusted number of shares of each class of stock or other securities of the recognized or merged or consolidated corporation which were distributed to the shareholders of the Company in respect of such shares on the same proportionate basis as such distribution and subject to a proportionate adjustment of the Option Price; provided, however, that all such Options may be canceled by the Company as of the effective date of any such reorganization, merger, or consolidation or of any dissolution or liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty (30) day period next preceding such effective date of all of the shares subject to such outstanding Options.

VIII.         EXERCISE OF OPTIONS

         The Board or Committee, in granting Options hereunder, shall have discretion to determine the terms upon which such Options shall be exercisable, subject to the applicable provisions of the Plan. No Option shall become exercisable except following expiration of a minimum of twelve (12) months of continued employment with the Company or any Subsidiary or service on the Board immediately following the date upon which the Option is granted.

         Options may be exercised solely by the Participant or his or her legal representative during his or her employment with the Company or any Subsidiary or after his or her death by the person or persons entitled thereto under his or her will or the laws of descent and distribution.

         In the event of termination of employment for any reason other than death, permanent disability as determined by the Board or Committee, or retirement with the consent of the Company, Options may not be exercised by the Participant or his or her legal representative and shall lapse effective upon the earlier to occur of (i) notice of employment termination or (ii) last day of employment with the Company or any Subsidiary.

         In the event of termination of employment with the Company or any Subsidiary due to death or permanent disability as determined by the Board or Committee, Options may be exercised by the Participant to the extent exercisable on the date when the Participant's employment terminated, at any time prior to the expiration date of the Option or within twelve (12) months of the date of termination of employment, which ever is earlier.

         In the event of termination of employment with the Company or any Subsidiary due to retirement with the consent of the Company, Options may be exercised by the Participant to the extent exercisable on the date when the Participant's employment terminated, at any time prior to the expiration date of the Option or within three (3) months of the date of termination of employment, whichever is earlier.

         Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended, or the Company has determined that such registration is unnecessary, each Participant exercising an Option under the Plan will be required by the Company to give a representation in writing that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof and that the shares can only be transferred in accordance with Rule 144 under the Securities Act of 1933.

         The Option may contain such other terms, provisions and conditions not inconsistent with the Plan as shall be determined by the Board or the Committee.

IX.        NON-ASSIGNABILITY

         Options shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant's lifetime shall be exercisable only by such Participant or his or her legal representative.

X.         EFFECT OF CHANGE IN STOCK SUBJECT TO THE PLAN

         If the outstanding shares of Stock shall at any time be changed or exchanged by declaration of a stock dividend, split-up, combination of shares, or recapitalization, the number and kind of shares subject to this Plan or subject to any Options theretofore granted, and the Option Prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares subject to this Plan or any Options theretofore granted and the Option Prices in relation to the change in stock; provided, however, that no adjustment shall be made by reason of the distribution of subscription rights on outstanding stock.

XI.        AMENDMENTS OR TERMINATION

         The Board may amend, alter, or discontinue the Plan, except that no amendment or alteration shall be made which would impair the rights of any Participant under any Option theretofore granted, without his or her consent; and, except further, that each Option granted under this Plan shall be subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the Stock issuable or transferable upon exercise thereof upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board; and except further that no amendment or alteration shall be made which, without the approval of the shareholders, would:

         (a)     Increase the total number of shares reserved for the purposes of the Plan, except as is provided in Section X, or decrease the Option Price provided for in Section VI, or change the class of persons eligible to participate in the Plan as provided in Section V;

         (b)     Extend the Option period provided for in Section VII; or

         (c)     Materially increase the benefits under the Plan.

XII.         EFFECTIVE DATE OF PLAN

         The Plan shall be effective May 1, 2005 provided the Plan is ratified by the shareholders of the Company prior to November 1, 2005. Unless the Plan is discontinued earlier pursuant to Sections VII or XI, the Plan shall expire at the close of business ten (10) years from the date of the aforesaid ratification of the Plan. No grants shall be made under this Plan after it expires. However, Options granted under the Plan at any time on or prior to its expiration shall remain in effect until they have been fully exercised, are surrendered, or by their terms expire.

Teltronics, Inc. By: /s/ Ewen R. Cameron Ewen R. Cameron, President and CEO

Attachment 1

TELTRONICS, INC.
2150 Whitfield Industrial Way
Sarasota, Florida 34243

Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders September 28, 2004.

Ewen R. Cameron, Norman R. Dobiesz and Anthony Focaracci, or any of them individually and each of them with power of substitution, are hereby appointed Proxies of the undersigned to vote all voting stock of Teltronics, Inc. owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held at the principal executive offices of the Company at 2150 Whitfield Industrial Way, Sarasota, Florida 34243, at 10 a.m. on Tuesday, September 28, 2004, or any adjournment thereof as follows:

1.	Election of Directors.
Nominees: Ewen R. Cameron, Norman R. Dobiesz, Carl L. Levine,
Gregory G. Barr and Richard L. Stevens

Instruction: To withhold authority to vote for any individual nominee, write the name of the nominee on the line below.

FOR all nominees listed (except as marked to the contrary below) [ ]	WITHHOLD authority [ ]

2.	Ratification of appointment of auditors, Kirkland, Russ, Murphy & Tapp P.A.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	Ratification of the 2005 Incentive Stock Option Plan.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

(Shares cannot be voted unless this Proxy Card is signed and returned, or other specific arrangements are made to have the shares represented at the Annual Meeting.)

Please mark, sign, date and return this proxy card promptly in the enclosed envelope.

Teltronics, Inc.        Meeting Date:     September 28, 2004

Signature/Date
Signature/Date

The Board of Directors recommends a vote FOR each of the above proposals. This proxy will be voted as directed, or, if no direction is indicated, will be voted FOR each of the above proposals and at the discretion of the persons named as proxies, upon such other matters as may properly come before the meeting. This proxy may be revoked at anytime before it is voted.

Please sign exactly as name appears hereto. When shares are held as joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full titles as such. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by an authorized officer or person.